UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                               FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             March 5, 2010
                             -------------

                             Monster Offers
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

               000-53266                       26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                  El Cangrego, Calle Eusebio A. Morales
                  Edificio Carpaz #2A, Panama City, Panama
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (507) 6679-6419
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

              8937 Quintessa Cove Street, Las Vegas, NV  89148
  -----------------------------------------------------------------------
  (Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Seale and Beers, CPAs, Chartered

   On March 4, 2010 (the "Dismissal Date"), the Board of Directors of Monster Offers (the "Registrant") voted to dismiss Seale and Beers, CPAs, terminating its relationship as the Registrant's independent registered public accounting firm.

   Seale & Beers, CPAs was the independent registered public accounting firm for the Registrant's from August 7, 2009 until March 4, 2010. None of Seale & Beers reports on the Registrant's financial statements from August 7, 2009 through March 4, 2010, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Seale & Beers served as the Registrant's principal independent accountants.

   However, the report of Seale and Beers, CPAs on the reviewed financial statements of the Registrant for the three and nine months period ending September 30, 2009 did contain an explanatory paragraph which noted that there was substantial doubt as to the Registrant's ability to continue as a going concern.

   The Registrant has provided Seale & Beers, CPAs with a copy of this disclosure and has requested that Seale & Beers furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Seale & Beers, CPAs addressed to the U. S. Securities and Exchange Commission dated March 9, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Engagement of De Joya Griffith

   On March 4, 2010 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged De Joya Griffith & Company, LLC, Certified Public Accountants and Consultants, 2580 Anthem Village Dr., Henderson, Nevada 89052, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from Seale and Beers, CPAs, dated
            March 9, 2010 to the Securities and Exchange Commission regarding statements included in this Form 8-K


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Monster Offers
                                        -----------------------------
                                                 Registrant


                                    /s/ Jonathan W. Marshall
                                  ----------------------------------------
                                  By:   Jonathan W. Marshall
                                  Its:  President, Chief Executive Officer
                                        and Chief Financial Officer
Dated: March 9, 2010
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